UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

The Charles Schwab Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700
Delaware (State or other jurisdiction of incorporation)	94-3025021 (I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105
(Address of principal executive offices, including zip code)

(415) 667-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Stockholders of The Charles Schwab Corporation (CSC) was held on May 16, 2017.

(b)
All nominees for directors were elected, and each nominee received more “for” votes than “against” votes cast for his or her election. The proposals for ratification of the selection of Deloitte & Touche LLP as CSC’s independent auditors and the advisory vote on named executive officer compensation were approved. Stockholders approved the frequency of one year for holding future advisory votes on named executive officer compensation. The stockholder proposal requesting disclosure of lobbying policy, procedures and oversight; lobbying expenditures; and participation in organizations engaged in lobbying was not approved. The stockholder proposal requesting annual disclosure of EEO-1 data was not approved. The stockholder proposal requesting adoption of a proxy access bylaw for director nominations by stockholders was approved. The stockholder proposal requesting majority vote tabulations for all non-binding matters presented by stockholders was not approved. The final voting results were as follows:

			For	Against	Abstain	Broker Non-Vote
1	Election of Directors
	(a) William S. Haraf		1,107,869,791	63,328,489	1,076,738	81,963,272
	(b) Frank C. Herringer		1,091,698,609	79,475,279	1,101,130	81,963,272
	(c) Stephen T. McLin		1,101,031,748	70,270,552	972,718	81,963,272
	(d) Roger O. Walther		1,094,212,734	77,011,385	1,050,899	81,963,272
	(e) Robert N. Wilson		1,102,837,791	66,589,098	2,848,129	81,963,272
			For	Against	Abstain	Broker Non-Vote
2	Ratification of the selection of Deloitte & Touche LLP as independent auditors		1,237,206,268	16,383,461	648,561	0
		One Year	Two Years	Three Years	Abstain	Broker Non-Vote
3	Frequency of Advisory Vote on Named Executive Officer Compensation	939,229,589	5,023,623	226,846,321	1,173,909	81,964,848
			For	Against	Abstain	Broker Non-Vote
4	Advisory approval of Named Executive Officer Compensation		1,133,012,988	34,892,319	4,368,135	81,964,848
			For	Against	Abstain	Broker Non-Vote
5	Stockholder proposal requesting disclosure of lobbying policy, procedures and oversight; lobbying expenditures; and participation in organizations engaged in lobbying		279,011,377	876,307,175	16,956,466	81,963,272
			For	Against	Abstain	Broker Non-Vote
6	Stockholder proposal requesting annual disclosure of EEO-1 data		296,080,969	845,291,592	30,900,881	81,964,848
			For	Against	Abstain	Broker Non-Vote
7	Stockholder proposal requesting adoption of a proxy access bylaw for director nominations by stockholders		717,665,483	452,400,333	2,209,202	81,963,272
			For	Against	Abstain	Broker Non-Vote
8	Stockholder proposal requesting majority vote tabulation for all non-binding matters presented by stockholders		83,798,988	1,085,744,277	2,730,177	81,964,848

(d)
In light of the stockholder voting results regarding the frequency of holding advisory votes on named executive officer compensation and in accordance with the policy adopted by the Board of Directors to submit the advisory vote in accordance with the option that receives a majority of votes cast, the Board of Directors will submit an advisory vote on named executive officer compensation every year until the next required advisory vote on the frequency of holding advisory votes on named executive officer compensation, which will occur no later than CSC’s Annual Meeting of Stockholders in 2023.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: May 19, 2017	By:	/s/ Peter Crawford
Peter Crawford Executive Vice President and Chief Financial Officer